SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported) September 18, 2002

HERSHEY FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of organization)	1-183 (Commission File Number)	23-0691590 (I.R.S. Employer Identification Number)
100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(717)534-6799

ITEM 5.	OTHER EVENTS

            Hershey Foods Corporation’s (the “Corporation”) press releases of September 18, 2002 announcing the termination of the Corporation’s sale process are filed as exhibits hereto and are incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)-(b)  Not Applicable.

(c)        Exhibits.

Exhibit Number 99.1 99.2	Description Hershey Foods Corporation Press Release, dated September 18, 2002 Hershey Foods Corporation Press Release, dated September 18, 2002

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERSHEY FOODS CORPORATION
By:	/s/ BURTON H. SNYDER

	Name: Title:	Burton H. Snyder Senior Vice President, General Counsel and Secretary

Date:  September 18, 2002

EXHIBIT INDEX

Exhibit Number 99.1 99.2	Description Hershey Foods Corporation Press Release, dated September 18, 2002 Hershey Foods Corporation Press Release, dated September 18, 2002